Public Service Enterprise Group Financial Results and Conference Call 4th QUARTER & FULL YEAR 2021 24 FEB 2022 EXHIBIT 99.1

Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: any inability to successfully develop, obtain regulatory approval for, or construct transmission and distribution, and solar and wind generation projects; the physical, financial and transition risks related to climate change, including risks relating to potentially increased legislative and regulatory burdens, changing customer preferences and lawsuits; any equipment failures, accidents, critical operating technology or business system failures, severe weather events, acts of war, terrorism, sabotage, cyberattack or other incidents, including pandemics such as the ongoing coronavirus pandemic, that may impact our ability to provide safe and reliable service to our customers; any inability to recover the carrying amount of our long-lived assets; disruptions or cost increases in our supply chain, including labor shortages; any inability to maintain sufficient liquidity or access sufficient capital on commercially reasonable terms; the impact of cybersecurity attacks or intrusions or other disruptions to our information technology, operational or other systems; the impact of the ongoing coronavirus pandemic; failure to attract and retain a qualified workforce; inflation, including increases in the costs of equipment, materials, fuel and labor; the impact of our covenants in our debt instruments on our business; adverse performance of our nuclear decommissioning and defined benefit plan trust fund investments and changes in funding requirements; the failure to complete, or delays in completing, the Ocean Wind offshore wind project and the failure to realize the anticipated strategic and financial benefits of this project; fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; our ability to obtain adequate fuel supply; market risks impacting the operation of our generating stations; changes in technology related to energy generation, distribution and consumption and changes in customer usage patterns; third-party credit risk relating to our sale of generation output and purchase of fuel; any inability of PSEG Power to meet its commitments under forward sale obligations; reliance on transmission facilities to maintain adequate transmission capacity for our power generation fleet; the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments; PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned; the absence of a long-term legislative or other solution for our New Jersey nuclear plants that sufficiently values them for their carbon-free, fuel diversity and resilience attributes, or the impact of the current or subsequent payments for such attributes being materially adversely modified through legal proceedings; adverse changes in and non-compliance with energy industry laws, policies, regulations and standards, including market structures and transmission planning and transmission returns; risks associated with our ownership and operation of nuclear facilities, including increased nuclear fuel storage costs, regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks; changes in federal and state environmental laws and regulations and enforcement; delays in receipt of, or an inability to receive, necessary licenses and permits; and changes in tax laws and regulations. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. In August 2021, PSEG entered into two agreements to sell PSEG Power’s 6,750 MW fossil generating portfolio to newly formed subsidiaries of ArcLight Energy Partners Fund VII, L.P., a fund controlled by ArcLight Capital Partners, LLC. In February 2022, PSEG completed the sale of this fossil generating portfolio. As a result, risks highlighted in these forward-looking statements that relate solely to this 6,750 MW fossil generating portfolio, except for those related to certain assets and liabilities excluded from the sale transactions, primarily for obligations under environmental regulations, including possible remediation obligations under the New Jersey Industrial Site Recovery Act and the Connecticut Transfer Act, are no longer relevant to our business. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-Looking Statements

PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income/(Loss) reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income/(Loss). Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income/(Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward-looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. GAAP Disclaimer From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com.

PSEG Q4 and Full Year 2021

PSEG Q4 and Full Year 2021 Fourth Quarter and Full Year Highlights Net Income of $0.88 per share in Q4 2021 vs. $0.85 per share in Q4 2020; Full Year 2021 Net Loss of $1.29 per share vs. Full Year 2020 Net Income of $3.76 per share Non-GAAP Operating Earnings* of $0.69 per share in Q4 2021 vs. $0.65 per share in Q4 2020; Full Year 2021 non-GAAP Operating Earnings* of $3.65 per share vs. $3.43 per share in Full Year 2020 PSE&G full year results reflect return on ongoing investments in electric and gas T&D infrastructure PSEG Power full year results reflect PSEG Fossil sale Operational Excellence PSE&G named most reliable electric utility in the Mid-Atlantic region for the 20th year in a row Nuclear operations achieved an average capacity factor of 88.5% for Q4 and 91.9% for Full Year 2021 Disciplined Investment PSE&G fully executed its planned $2.7 billion capital investment program in 2021 to upgrade T&D facilities, enhance reliability and resiliency, and launch its Clean Energy Future (CEF) programs PSEG’s 2021 - 2025 capital program of $15 billion - $17 billion, with 90% directed to PSE&G, expected to produce a PSE&G rate base CAGR of ~6.5% - 8% and multi-year earnings growth rate of 5% - 7% from the 2022 guidance midpoint to 2025 T&D=Transmission & Distribution * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

All required regulatory approvals obtained at the federal (FERC) and state (NY and CT) levels to close sale to ArcLight Capital Partners, LLC covering 6,750 MW PJM portfolio transaction closed February 18, 2022 NY and CT portfolio transaction closed February 23, 2022 PSEG’s 2022 Non-GAAP Operating Earnings guidance excludes results from the Fossil assets held for sale 2022 free cash flow generated translates to an adjustment in the purchase price Sale price for the PSEG Fossil portfolio of approximately $1.9 billion; Combined with the completed Solar Source sale, total proceeds from the Strategic Alternatives process of approximately $2.5 billion Sale of PSEG Fossil increases regulated contribution: Reducing overall business risk and earnings volatility Enhancing PSEG’s favorable ESG leadership position in climate action with a just transition Remaining PSEG generation will consist of carbon-free, significantly contracted investments in existing nuclear units and regional offshore wind, and residual interests in other generation Sale of PSEG Fossil fleet ESG=Environmental Social Governance

Regulatory and Policy Initiatives Update NJBPU=New Jersey Board of Public Utilities; RTO=Regional Transmission Organization; ROE=Return on Equity State Regulatory Proceedings PSE&G’s jobs and economic stimulus focused Infrastructure Advancement Program filing, an $848 million, four-year investment program, submitted in November 2021 Based on current status, NJBPU action expected in autumn 2022 PSEG submitted several proposals for both onshore and offshore solutions into the NJBPU’s “State Agreement Approach” open window to procure transmission solutions to integrate NJ’s 7,500 MW offshore wind target by 2035; decision anticipated Q3/Q4 2022 Investment Priorities Aligned with NJ’s Clean Energy Agenda PSEG completed acquisition of 25% interest in Ørsted's 1,100 MW Ocean Wind 1 (2025 fully in service) project to expand its carbon-free fleet with contracted, renewable generation supporting New Jersey’s goal of 100% clean energy by 2050 NJBPU expected to address the balance of ~$0.2 billion of CEF filings (medium and heavy-duty Electric Vehicles and Energy Storage) in conjunction with future stakeholder proceedings on each of the initiatives Federal Energy Regulatory Commission (FERC) Transmission formula rate settlement approved effective August 1, 2021 with customers benefiting from an annual reduction in transmission revenues of ~$150 million FERC RTO incentive ROE adder continues in place while FERC continues to assess its proposed elimination

PSE&G: Top decile safety and reliability performance Better Top decile performance in OSHA metrics and best ever recorded for PSE&G Top decile performance in SAIDI and electric reliability performance Top decile performance in open year-end gas leaks; reduced 45% from 2017 Better Better Better OSHA=Occupational Safety & Health Administration; SAIDI=System Average Interruption Duration Index

Non-GAAP Operating Earnings* E=Estimate; A=Actual Note: The total of 2021E Original Guidance ranges are wider than the consolidated band to allow for variability by business, as they are often offset in consolidated results. * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). ** Carbon-Free, Infrastructure & Other, formerly Zero-Carbon, Infrastructure & Other, includes the remaining business activities of our nuclear generating fleet, investments in regional offshore wind, gas operations, PSEG Long Island operating contracts and other investments including Kalaeloa, as well as parent financing costs. $3.35 – $3.55E $3.35 – $3.55E 2021 Legend 2022 Legend Multi-year earnings growth rate of 5% - 7% from the 2022 guidance midpoint to 2025 PSEG – Narrows Full Year 2022 Guidance

2022 indicative annual dividend increased $0.12 per share,
building on a 115-year history of returning cash to our shareholders


PSEG Dividend per Share
Annual Increase 4¢
Annual Increase 8¢
Annual Increase 12¢
$1.44
$1.48
$1.56
$1.64
$1.72
$1.80
$1.88
$1.96
$2.04
$2.16*
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022E
56%
54%
54%
57%
59%
58%
57%
57%
56%
63%**
Payout Ratio

Opportunity for consistent and sustainable dividend growth - now with a higher growth rate

*Indicative annual 2022 PSEG common dividend rate per share.
**2022E Payout Ratio reflects the indicative annual dividend rate divided by the mid-point of non-GAAP Operating Earnings guidance of $3.35-$3.55 per share.
Note: All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors.

PSEG

10

Member of 2022 Bloomberg Gender-Equality Index Named to the 2022 JUST 100 list of America’s Most JUST Companies by JUST Capital Named to Dow Jones Sustainability Index – North America 14 years in a row PSEG is highest ranked Utility and #59 overall on Newsweek’s America’s Most Responsible Companies 2022 PSE&G named a recipient of a Stars of Energy Efficiency Award Named to the current Forbes Lists of: Best Employers for Diversity Best Large Employers Best Employers for Veterans Policies & Goals PSEG Leadership PSEG Sustainability and ESG Summary Recognition PSEG is a vocal advocate for an economy-wide price on carbon and preserving our existing nuclear fleet for their carbon-free attributes Committed to rigorous oversight of political contributions and transparency in disclosure Diversity, Equity & Inclusion Commitment Human Rights Policy LGBTQ+ Inclusion Pledge PSEG’s long-term ESG goals and business strategy are aligned with many of the U.N.’s SDGs as indicated by the colored boxes below EV=Electric Vehicle; AMI=Automated Metering Infrastructure; GHG=Greenhouse Gas; OSW=Offshore Wind; RFP=Request for Proposal Scope 1 are direct emissions from power generation, vehicle fleets and methane, SF6 and refrigerant leaks; Scope 2 are indirect emissions from operations from purchased energy of electric and gas and line losses; Scope 3 are indirect emissions from our value chain. Joined the U.N.-backed Race to Zero and Business Ambition for 1.5°C campaigns PSE&G’s Clean Energy Future programs approved to invest $2B to decarbonize the NJ economy via Energy Efficiency, EV infrastructure, and AMI Accelerated PSEG’s climate vision for Net Zero GHG emissions to 2030 (from 2050) for scopes 1 & 2 Over next year and a half, PSEG will set and validate GHG emission targets for scopes 1, 2 and 3 using science-based targets PSEG generating fleet is a Top 10 U.S. producer of carbon-free energy and is coal-free PSEG owns 25% of Ocean Wind 1, NJ’s first Offshore Wind farm and has submitted proposed solutions into NJ’s OSW transmission RFP ~$1B of regulated solar investments PSEG 2021 Sustainability and Climate Report PSEG Diversity, Equity & Inclusion Report PSEG ESG Performance Report PSEG ESG Disclosures

PSEG has outpaced the industry in reducing carbon emissions intensity, and is getting recognized for ESG performance

PSEG Generation Carbon Emission Intensity vs. U.S. Fleet Average (2005 – 2022E)



1,400
1,200
1,000
800
600
400
200
0
CO_2 Intensity (lbs/MWh)
Cleaner
U.S. Average
PSEG Generation
Nuclear: Higher capacity factors, and capacity uprates
Coal: Lower capacity factors, and plant retirements
Gas: Greater efficiency; retired NJ HEDD plants
Coal: Divested PA; retired NJ, CT
Sale of PSEG Fossil
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E 2022E

Note: 2022E represents "2022 Pro Forma" excluding PSEG Fossil pending divested assets

Source: For PSEG: MJ Bradley "U.S. Benchmarking Air Emissions" and PSEG; For USA: EIA actuals 2005-2020, EIA forecasted 2021-2022 from Annual Energy Outlook 2021. HEDD: New Jersey's High Electric Demand Day ('HEDD') rule limits NOx emissions from turbines and boilers.

PSEG's ESG Vital Signs: Relative Scores



MSCI
PEERS
AA
PSEG in top 20% of all MSCI rated companies
SSGA R-Factor
PEERS
69
PSEG is top 10%-30% of SSGA's Industry rated companies
ISS
PEERS
3-S
2-E
Sustainalytics ESG Risk Score
PEERS
29
Bloomberg Disclosure
PEERS
56
CPA-Zicklin Index
PEERS
85.7
PEER AVG
PSEG

Scores: MSCI – AAA (best) to CCC, ISS – 1 (best) to 10, Sustainalytics ESG Risk Score – 0% (best) to 100%, Others – 100% (best) to 0%; Scores as of December 31, 2021

PSEG
12

PSEG delivering solid results and sustainable dividend growth Narrowing full year 2022 non-GAAP Operating Earnings guidance to $3.35 - $3.55 per share from $3.30 - $3.60 per share PSE&G expected to contribute ~90% of 2022 non-GAAP Operating Earnings PSEG’s 5-year capital spending forecast of $15B - $17B, with 90% directed to PSE&G, expected to produce ~6.5% - 8% compound annual growth in rate base over 2021 – 2025 PSE&G 2021 Year End rate base of $24.5B Multi-year earnings growth rate of 5% - 7% from the 2022 guidance midpoint to 2025 PSEG increased by $0.12 per share the 2022 indicative annual common dividend rate to $2.16 per share Completed $250M of PSEG’s authorized $500M share repurchase program; completion of remaining $250M expected in the near future Expect strong cash flows, improved financial flexibility with solid investment grade ratings help fund PSEG’s 5-year capital spending program through 2025 – including planned Ocean Wind 1 investments – with no need to issue new equity 2022 Financial Highlights

PSEG Q4 2021 Operating Company Review

PSEG – Q4 Results by Subsidiary Net Income/(Loss) 2021 2020 Change PSE&G $ 0.53 $ 0.58 $ (0.05) PSEG Power $ 0.40 $ 0.30 $ 0.10 PSEG Enterprise/Other $ (0.05) $ (0.03)- $ (0.02) Total PSEG $ 0.88 $ 0.85 $ 0.03 Non-GAAP Operating Earnings* 2021 2020 Change PSE&G $ 0.53 $ 0.58 $ (0.05) PSEG Power $ 0.21 $ 0.10 $ 0.11 PSEG Enterprise/Other $ (0.05) $ (0.03) $ (0.02) Total PSEG $ 0.69 $ 0.65 $ 0.04 * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power. PSEG Q4 EPS Summary – Quarter ended December 31

$ / share PSEG EPS Reconciliation – Q4 2021 versus Q4 2020 ZECs 0.01 Capacity (0.01) Re-contracting & Market (0.03) Volume 0.04 Sale of Solar Source (0.01) Gas Operations (0.01) O&M 0.02 Depreciation & Interest 0.09 Taxes & Other 0.01 Transmission (0.01) Electric Margin 0.01 Gas Margin 0.03 Distribution O&M (0.01) Distribution Depreciation (0.01) Distribution Non-Operating Pension/OPEB 0.02 Distribution Taxes & Other (0.08) Higher Contributions to PSEG Foundation, Higher Interest Expense and Other Q4 2020 Net Income Q4 2020 Operating Earnings (non-GAAP)* Q4 2021 Net Income Q4 2021 Operating Earnings (non-GAAP)* PSE&G PSEG Power PSEG Enterprise / Other * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power.

PSEG – Full Year Results by Subsidiary Net Income/(Loss) 2021* 2020 Change PSE&G $ 2.87 $ 2.62 $ 0.25 PSEG Power $ (4.09) $ 1.17 $ (5.26) PSEG Enterprise/Other $ (0.07) $ (0.03)- $ (0.04) Total PSEG $ (1.29) $ 3.76 $ (5.05) Non-GAAP Operating Earnings** 2021* 2020 Change PSE&G $ 2.85 $ 2.62 $ 0.23 PSEG Power $ 0.86 $ 0.84 $ 0.02 PSEG Enterprise/Other $ (0.06) $ (0.03)- $ (0.03) Total PSEG* $ 3.65 $ 3.43 $ 0.22 PSEG Full Year EPS Summary – Twelve Months ended December 31 * Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the year ended December 31, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. ** See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other.

$ / share PSEG EPS Reconciliation – FY 2021 versus FY 2020 Capacity 0.03 Re-contracting & Market (0.19) Volume 0.04 Sale of Solar Source (0.04) Gas Operations 0.01 Depreciation & Interest 0.20 Taxes & Other (0.03) Transmission 0.03 Electric Margin 0.07 Gas Margin 0.09 Distribution Depreciation (0.04) Distribution Non-Operating Pension/OPEB 0.08 Higher O&M, Contributions to PSEG Foundation and Other ($1.50) ~ ~ ($1.00) FY 2020 Net Income FY 2020 Operating Earnings (non-GAAP)* FY 2021 Net Loss** FY 2021 Operating Earnings (non-GAAP)*,** PSE&G PSEG Power PSEG Enterprise / Other * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other. ** Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the year ended December 31, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. Note: Prior quarters may not add due to rounding

Public Service Electric & Gas Q4 2021 Review

$ / share PSE&G EPS Reconciliation – Q4 2021 versus Q4 2020 Distribution O&M (0.01) Distribution Depreciation (0.01) Distribution Non-Operating Pension/OPEB 0.02 Distribution Taxes & Other (0.08) Transmission (0.01) Electric Margin 0.01 Gas Margin 0.03

Electric Distribution – Last mile investment program will modernize the system and improve reliability for customers who are more dependent on the system than ever before Last mile electric system modernization investments: Targeted asset replacements – Poles, overhead equipment, secondary lines, etc. Storm hardening – Rebuild lower performing circuits, install spacer cable, consider undergrounding Underground network – Rebuild manhole and conduit system and secondary cables in at risk areas Capacitor upgrades – Smart controllers to better manage circuit voltage Focused investment program as part of long runway, beginning with $848 million Infrastructure Advancement Program

Infrastructure Advancement Program – 4-year distribution investment program to improve reliability, reduce emissions and create jobs

Investment	$ millions	Components
Last Mile - Reliability	$206	Underground cable replacement, spacer cable, pole upgrades, open wire secondary, etc. to improve reliability
Last Mile - Make-ready investments for EV infrastructure and DER penetration	91	Investments in secondary line upgrades and capacitor bank upgrades to support the aggressive electrification of the transportation sector and the penetration of distributed energy resources (DERs) (customer-sited solar)
Inside Plant	277	Investment in a lifecycle program focused on modernization of 6 substations and aging 26kV oil-filled circuit breakers
PSE&G facility EV infrastructure	134	Install ~2,000 EV chargers and associated infrastructure at 65 PSE&G locations to support PSE&G's transition to an electric fleet
Gas Metering and Regulating stations	140	Investment in a lifecycle program focused on modernization of 7 Metering and Regulating stations
Program Total	**$848**	

Based on current status of the filing, NJBPU action expected in autumn 2022

There is a long runway of investments to address last mile reliability and continue lifecycle replacement for major equipment as well as job creation

PSEG

22

PSE&G – Q4 Highlights Operations PSE&G achieved its highest J.D. Power Satisfaction scores for: Electric Residential (1st Quartile) Gas Residential (2nd Quartile) Electric Business (1st Quartile) Gas Business (1st Quartile) Weather-normalized electric and gas sales were flat and up 0.3%, respectively, in 2021 The number of residential electric and gas customers each grew by ~1% in 2021 Initiated investments on $2 billion of CEF programs in EE, AMI and EV Infrastructure PA Consulting named PSE&G the most reliable electric utility in the Mid-Atlantic region for the 20th year in a row Regulatory and Market Environment PSE&G’s transmission rates reflect revised base 9.90% ROE PSE&G implemented two, 5% increases in residential gas rates on December 1, 2021 and February 1, 2022 Conservation Incentive Program now in effect for electric and gas Financial PSE&G fully executed its $2.7 billion planned investment in 2021 in T&D infrastructure upgrades and rollout of CEF programs PSE&G’s Full Year 2021 Net Income increased by $119 million, or ~9%, over Full Year 2020 results PSE&G 2022 Net Income guidance narrowed to $1,510 million - $1,560 million from $1,485 million - $1,575 million prior Year End 2021 rate base of $24.5B, a 10% increase over Year End 2020 EE=Energy Efficiency

PSEG Power Q4 2021 Review

PSEG Power EPS Reconciliation – Q4 2021 versus Q4 2020 Q4 2020 Net Income Q4 2020 Operating Earnings (non-GAAP)* Q4 2021 Net Income Q4 2021 Operating Earnings (non-GAAP)* ZECs 0.01 Capacity (0.01) Re-contracting & Market (0.03) Volume 0.04 Sale of Solar Source (0.01) Gas Operations (0.01) O&M 0.02 Depreciation & Interest 0.09 Taxes & Other 0.01 $ / share * See Slide B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). $0.40 $0.30 ~ ~ ~ ~

PSEG Power – Q4 & Full Year Generation Measures * Indicates Period Net Generation. Excludes Solar and Kalaeloa. ** Excludes peaking and steam generation. PSEG Power – YTD Generation (GWh)* PSEG Power – Capacity Factors (%)* Quarter ended December 31 Year ended December 31 2020 2021 ($ millions) 2020 2021 $ 116 $ 177 Fossil $ 426 $ 578 $ 40 $ 45 Nuclear $ 184 $ 188 $ 156 $ 222 Total Fuel Cost $ 610 $ 766 12,145 13,286 Total GWh* Generation 52,964 54,046 12.84 16.71 $ / MWh 11.52 14.17 PSEG Power – Fuel Costs* Quarter ended December 31 Year ended December 31 2020 2021 2020 2021 46.2% 49.4% Combined Cycle** 48.3% 49.1% 78.9% 88.5% Nuclear 90.3% 91.9% 52,964 54,046 Q4 Generation (GWh)* 5,390 5,724 6,755 7,562 Total Nuclear Total Fossil Nuclear produced 58% of total generation in 2021

PSEG Power – Gross Margin Performance Regional Performance Region Q4 Gross Margin ($M) Q4 2021 Performance PJM $351 Higher volume and prices partially offset by re-contracting at lower market prices New England $26 Lower capacity revenues on coal plant retirement New York $20 Higher spark spreads PSEG Power Gross Margin ($/MWh) Quarter ended December 31 Full Year

PSEG Power – Q4 Highlights Operations Q4 2021 output was up 9% compared to Q4 2020 and FY 2021 output was up 2% compared to FY 2020 Nuclear fleet achieved a capacity factor of 88.5% in Q4 2021 and 91.9% for FY 2021 Nuclear fleet generated 58% of total FY 2021 generation CCGT fleet capacity factor was 49.4% in Q4 2021 and 49.1% for FY 2021 Regulatory and Market Environment Next PJM capacity auction (2023/2024) to be held June 2022 Financial Redeemed remaining $1.4 billion of Senior Notes on October 8, 2021 FY=Full Year

APPENDIX

PSEG – Narrowing Full Year 2022 Guidance $ millions (except EPS) 2022E Guidance 2021 Actual PSE&G $1,510 - $1,560 $1,446 Carbon-Free, Infrastructure & Other $170 - $220 N/A PSEG Power N/A $438 PSEG Enterprise/Other N/A ($31) Operating Earnings (non-GAAP)* $1,680 - $1,780 $1,853 Operating EPS (non-GAAP)* $3.35 - $3.55 $3.65 Operating Earnings Guidance and Prior Year Results (non-GAAP)* E=Estimate. * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other.

PSE&G’s 5-year, $14B - $16B capital program focused on reliability, resiliency, grid modernization and clean energy ($ Millions) Unapproved Programs: ES III, CEF-ES, electrification initiatives, and IAP GSMP and CEF-EE Program Extensions: Low-end of range assumes current run rates of approved programs continue. High-end assumes increase in program investment. With a clear runway to ongoing capital investment needs across the system Includes AFUDC Debt. ES=Energy Strong; CEF-ES=Clean Energy Future-Energy Storage; IAP=Infrastructure Advancement Program; GSMP=Gas System Modernization Program Note: Hashed portion of the chart represents unapproved programs including IAP filing, Energy Strong extension, CEF-ES, Vehicle Innovation and Electrification and assumes a higher level of investment for the GSMP and CEF-EE program extensions. The current program run rates for GSMP and CEF-EE are expected to continue and are included in the lower end of the range.

Expanded investment program firms
compound annual rate base growth over the five year period


PSE&G Year-End Rate Base
CAGR
YE 2021- YE 2025E
7.5%
6.%
YE 2020- YE 2025E
8%
6.5%
Unapproved Programs
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
($ Millions)
2021
2022E
2023E
2024E
2025E
Transmission
Electric Distribution
Gas Distribution
Clean Energy

Chart excludes Construction Work in Process (CWIP). Year-end 2021 CWIP balance was ~$1.2B.
Note: Hashed portion of the chart represents unapproved programs including IAP filing, Energy Strong extension, CEF-ES, Vehicle Innovation and Electrification and assumes a higher level of investment for the GSMP and CEF-EE program extensions. The current program run rates for GSMP and CEF-EE are expected to continue and are included in the lower end of the range.

PSEG

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PSE&G – Q4 & Full Year Weather Summary PSE&G Monthly Weather Summary Monthly Heating Degree Days (HDD) – Q4 2021 vs. Q4 2020 vs. Normal Q4 2021 winter weather, as defined by heating degree days, was 15% milder than Q4 2020 and 23% milder than normal 2020 2021 Normal FY 2021 winter weather was 2% milder than FY 2020 and 11% milder than normal FY 2021 summer weather was 14% warmer than FY 2020 and 27% warmer than normal

Carbon-Free, Infrastructure and Other – 2022E Assumptions

Carbon-Free Contracted Energy Sales*			
	2022E	2023E	2024E
Fuel	Nuclear	Nuclear	Nuclear
Volume TWh	31	31	30
% Hedged	95-100%	85-90%	45-50%
Price $/MWh	$29	$28	$31

* Numbers reflect management's view of hedge percentages and prices as of December 31, 2021. Prices for 2022 and 2023 reflect revenues of full requirement load deals based on contract price including renewable energy credits and ancillary, but excluding capacity and transmission components. Prices for 2024 reflect energy revenues only. Hedge includes positions with MTM accounting treatment and options.

Other 2022 Financial Considerations

- **Capacity Revenue** for 2022: ~$150 million
  - June 2021 - May 2022 auction price: $166/MW-Day for EMAAC
  - June 2022 - May 2023 auction price: $98/MW-Day for EMAAC
- New Jersey **Zero Emissions Certificates** ~$200 million/year through May 2025
- PSEG Fossil and Solar Source **O&M** run rate was ~$300 million/year in 2021
- PSEG Fossil/Solar Source **Depreciation** run rate was ~$205 million/year in 2021
- PSEG Power **Interest Expense** run rate was ~$120 million/year in 2021
- Planned **Nuclear Capital Spending** (excluding fuel) is < $150 million/year for 2022

EMAAC = Eastern Mid-Atlantic Area Council (MAAC) Region (PSE&G, JCP&L, PECO, AECO, DPL & RECO) ; E = Estimate

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PSEG has accelerated its climate vision to Net-Zero 2030 and joined the U.N.-backed Race to Zero campaign


~22% Methane Reduction Target
2023
~60% Methane Reduction Target*
2030
New PSEG Net-Zero GHG Vision
2030
Original PSEG Power 80% GHG Reduction Target
2046
Original PSEG Power Net-Zero Vision
2050

PSEG's Three-Pronged 2030 Climate Vision

- Provide GHG-free generation
- Achieve Net-Zero operations for regulated electric and gas utility and carbon-free generation (Scope 1 & 2 emissions)
- Enable economy-wide decarbonization

PSEG

*Forecast to 2030 based on current and potential future accelerated gas main replacement in future Gas System Modernization Programs.

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PSEG maintains a solid financial position PSEG Senior Unsecured Credit Ratings Moody’s = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable PSEG 364-DayTerm Loans Variable Rate 364-Day Term Loan due March 2022 $500M Variable Rate 364-Day Term Loan due May 2022 $750M Variable Rate 364-Day Term Loan due August 2022 $1,250M Total 364-Day Term Loans Outstanding as of 12/31/2021 $2.5B PSEG Senior Notes Outstanding 2.65% Sr. Notes due November 2022 $700M 0.84% Sr. Notes due November 2023 $750M 2.88% Sr. Notes due June 2024 $750M 0.80% Sr. Notes due August 2025 $550M 1.60% Sr. Notes due August 2030 $550M 8.63% Sr. Notes due April 2031 $96M 2.45% Sr. Notes due November 2031 $750M Total Long-term Debt Outstanding as of 12/31/2021 $4.1B PSEG Consolidated Debt to Capitalization 57% Note: Total Long-Term Debt Outstanding amounts may not add to PSEG Consolidated Total Long-Term Debt Outstanding due to rounding. Public Service Electric & Gas Senior Secured Credit Ratings Moody’s = A1 / Outlook = Stable S&P = A / Outlook = Stable 2021 PSE&G Debt Issuances Secured 0.95% Medium Term Notes due March 2026 $450M Secured 3.00% Medium Term Notes due March 2051 $450M Secured 1.90% Medium Term Notes due August 2031 $425M Total Long-term Debt Outstanding as of 12/31/2021 $11.8B PSEG had approximately $2.9B of available liquidity at 12/31/2021 PSEG Power had net cash collateral postings of $844M at 12/31/2021 primarily related to out-of-the-money hedge positions resulting from higher energy prices during the second half of 2021 PSEG Liquidity and Net Cash Collateral Postings

Reconciliation of Non-GAAP Operating Earnings Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income/(Loss). Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income / (Loss) instead of Other Comprehensive Income (Loss). Includes the financial impact from positions with forward delivery months. Fourth quarter and full year 2021 amounts include a pre-tax loss of $298 million for the make-whole premium paid upon the early redemption of PSEG Power's debt and other non-cash debt extinguishment costs. Income tax effect calculated at 28.11% statutory rate for 2021, 2020, 2019 and 2018 and 40.85% statutory rate for prior years, except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, the additional investment tax credit (ITC) recapture related to the sale of PSEG Solar Source, and leveraged lease related activity, which is calculated at a combined leveraged lease effective tax rate. Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the year ended December 31, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. As a result of the use of different denominators for non-GAAP Operating Earnings and GAAP Net Loss, a reconciling line item, “Share Differential,” has been added to the year to date results to reconcile the two EPS calculations. A

Reconciliation of Non-GAAP Operating Earnings and Non-GAAP Adjusted EBITDA Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss). Includes the financial impact from positions with forward delivery months. Fourth quarter and full year 2021 amounts include a pre-tax loss of $298 million for the make-whole premium paid upon the early redemption of PSEG Power's debt and other non-cash debt extinguishment costs. Income tax effect calculated at statutory rate, except for NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds and the additional Income Tax Credit (ITC) recapture related to the sale of PSEG Solar Source. Excludes amounts related to Operating Earnings (non-GAAP) reconciling items. Net of capitalized interest. Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the year ended December 31, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. B Income tax effect calculated at a combined leveraged lease effective tax rate. Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the year ended December 31, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results.